Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, Geoffrey Alison, the Chief Executive Officer and Chief Financial Officer of TARGET ACQUISITIONS II, INC. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 12th day of August, 2009.

/s/ Geoffrey Alison
_________________________
Geoffrey Alison
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TARGET ACQUISITIONS II, INC. and will be retained by TARGET ACQUISITIONS II, INC. and furnished to the Securities and Exchange Commission or its staff upon request.